UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2009

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6725 Mesa Ridge Road, Suite 100, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 25, 2009, ADVENTRX Pharmaceuticals, Inc. (the "Company"), SD Pharmaceuticals, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("SDP"), and Shin Poong Pharmaceutical Co., Ltd., a company organized under the laws of the Republic of Korea ("Shin Poong"), entered into a license agreement with respect to the Company’s product candidate ANX-514 (docetaxel emulsion) (the "License Agreement"). Pursuant to the License Agreement, SDP granted to Shin Poong an exclusive license, including the right to sublicense, to research, develop, make, have made, use, offer for sale, sell and import licensed products, in each case solely for the treatment of cancer by intravenous administration of formulations of docetaxel as emulsified products and solely in South Korea, and in exchange the Company will receive (a) an upfront licensing fee of $300,000; (b) a regulatory milestone payment of either $200,000 or $400,000 (depending on whether Shin Poong is required by the Korea Food and Drug Administration to conduct a bioequivalence or clinical study in human subjects prior to receipt of regulatory approval) upon receipt of regulatory approval for marketing a licensed product in South Korea; (c) one-time commercial milestone payments tied to annual net sales of licensed products in an aggregate amount of up to $1,500,000; and (d) royalty payments on net sales of licensed products. Shin Poong is responsible for all development and commercial activities related to ANX-514 in South Korea. If Shin Poong is required by the Korea Food and Drug Administration to conduct a bioequivalence or clinical trial in human subjects prior to receipt of regulatory approval and the Company elects not to supply product to conduct such trial, which supply obligation is subject to limitations, the Company will pay Shin Poong $100,000.

A copy of the Company’s press release relating to the License Agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

March 25, 2009	By:	/s/ Patrick L. Keran

Name: Patrick L. Keran
Title: Vice President, Legal

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated March 25, 2009